EXHIBIT 99.1



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                              FOR IMMEDIATE RELEASE
                              ---------------------

              DEL LABORATORIES, INC., REPORTS FIRST QUARTER RESULTS
              -----------------------------------------------------

                 PRODUCTION START-UP PROBLEMS IN NORTH CAROLINA
                 ----------------------------------------------
                       ADVERSELY IMPACT SALES AND EARNINGS
                       -----------------------------------


         UNIONDALE, N.Y., April 29, 2004---Del Laboratories, Inc. (AMEX:DLI) today announced results for the first quarter ended March 31, 2004.

         Net sales for the first quarter of 2004 were $83,065,000, a decrease of 11% compared to first quarter 2003 net sales of $93,363,000. The decrease in net sales is attributable to production start-up problems in connection with the transfer of manufacturing operations from Farmingdale, N.Y. to Rocky Point, North Carolina, which adversely impacted order fulfillment. The production issues are being addressed and it is anticipated that during the second quarter production efficiencies and order fulfillment will approach pre-relocation levels. Net earnings for the first quarter of 2004 were $680,000, or $0.07 per basic share, compared to net earnings of $4,325,000, or $0.45 per basic share in the first quarter of 2003. The decrease in the first quarter of 2004 net earnings is attributable to the lower sales volume resulting from the above mentioned production start-up issues.

         Dan K. Wassong, Chairman, President and Chief Executive Officer, said:
         "The unanticipated start-up production issues related to the relocation and consolidation of our principal manufacturing operations to Rocky Point, North Carolina had a serious impact on our first quarter results. We are in the process of resolving the issues and expect improvements during the current quarter and look forward to the improved operating efficiencies and cost savings the consolidation of our principal manufacturing operations with our distribution facility should generate as the year progresses. Our business remains strong with the continued solid performance in the market of our core brands. In our cosmetics business, Sally Hansen remains the number one brand in the mass market nail care category with a 25.6% share of market for the first quarter, as reported by ACNielsen. In our over-the-counter pharmaceuticals business, Orajel continues its leading position in the oral analgesics category with a 24.7% share of market for the first quarter, as reported by Information Resources, Inc. We believe that the resolution of our production start-up issues in North Carolina together with the continued strong performance of our core brands will enable us to recapture our positive momentum during the remainder of 2004".









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              DEL LABORATORIES, INC., REPORTS FIRST QUARTER RESULTS
              -----------------------------------------------------

                 PRODUCTION START-UP PROBLEMS IN NORTH CAROLINA
                 ----------------------------------------------
                       ADVERSELY IMPACT SALES AND EARNINGS
                       -----------------------------------



                                                     CONDENSED STATEMENTS OF CONSOLIDATED EARNINGS
                                                             THREE MONTHS ENDED MARCH 31
                                                             ---------------------------
                                                       (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                           2004                   2003
                                                        UNAUDITED              UNAUDITED
                                                        ---------              ---------
Net sales                                              $  83,065               $  93,363

Net earnings                                            $    680               $   4,325



Earnings per common share (1)
                               Basic                    $   0.07                $   0.45
                               Diluted                  $   0.07                $   0.44


Weighted average common
shares outstanding (1)
                               Basic                       9,717                   9,588
                               Diluted                    10,383                   9,929


(1) All share and per share amounts have been adjusted to reflect the 5% stock dividend distributed December 29, 2003.







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Page 3


              DEL LABORATORIES, INC., REPORTS FIRST QUARTER RESULTS
              -----------------------------------------------------

                 PRODUCTION START-UP PROBLEMS IN NORTH CAROLINA
                 ----------------------------------------------
                       ADVERSELY IMPACT SALES AND EARNINGS
                       -----------------------------------


       Del Laboratories, Inc., markets and manufactures cosmetics and over-the-counter pharmaceuticals. Its major brands include SALLY HANSEN HARD AS NAILS(R), America's number one nail protection, HEALING BEAUTY(R) skin care makeup, CORNSILK(R) face makeup, LACROSS(R) nail and beauty implements, lip color, skin care, bleaches and depilatories, all under the SALLY HANSEN brand franchise, NATURISTICS(R) cosmetics, and N.Y.C. New York Color(R) cosmetics. The Company's Del Pharmaceuticals subsidiary includes ORAJEL(R), the number one brand of topical oral analgesics, ARTHRICARE(R), PRONTO(R), DERMAREST(R) PSORIASIS, GENTLE NATURALS (R), AURO-DRI(R), TANAC(R) and PROPA pH(R).

       Certain statements in this press release may constitute "forward-looking statements" under the federal securities laws. Forward-looking statements contain information that is subject to certain risks, uncertainties, trends and other factors that could cause actual results to be materially different from any future results implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: delays in introducing new products or failure of consumers to accept new products; actions by competitors which may result in mergers, technology improvement or new product introductions; the dependence on certain national chain drug stores, food stores and mass merchandiser relationships due to the concentration of sales generated by such chains; changes in fashion-oriented color cosmetic trends; the effect on sales of lower retailer inventory targets; the effect on sales of political and/or economic conditions; the Company's estimates of costs and benefits, cash flow from operations and capital expenditures; interest rate or foreign exchange rate changes affecting the Company and its market sensitive financial instruments including the Company's qualitative and quantitative estimates as to market risk sensitive instruments; changes in product mix to products which are less profitable; shipment delays; depletion of inventory and increased production costs resulting from disruptions of operations at any of our manufacturing or distribution facilities; foreign currency fluctuations affecting our results of operations and the value of our foreign assets and liabilities; the relative prices at which we sell our products and our foreign competitors sell their products in the same market; our operating and manufacturing costs outside of the United States; changes in the laws, regulations and policies, including changes in accounting standards, that effect, or will effect, us in the United States and/or abroad; and trends in the general economy. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Without limitation, use of the following words is intended to identify forward-looking statements: "may," "will," "should," "expect," "anticipate," "estimate," "intend," "plan," or "continue" or the negative thereof or other variations thereon. For further information on factors which could impact the Company and the statements contained herein, please refer to the Company's filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained or incorporated by reference therein and quarterly reports on Form 10-Q.

       Filings with the Securities and Exchange Commission are available on the Company's website at www.dellabs.com.


       CONTACT:
                           Enzo J. Vialardi
                           Executive Vice President and Chief Financial Officer Del Laboratories, Inc.
                           178 EAB Plaza
                           P.O. Box 9357
                           Uniondale, New York  11553-9357
                           (516) 844-2050